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                                                                   EXHIBIT 10.11

                           LOCAL FINANCIAL CORPORATION
                             1998 STOCK OPTION PLAN

         1.       PURPOSE

                  The purpose of this Local Financial Corporation 1998 Stock Option Plan (the "Plan") is to provide a method whereby those key employees and non-employee directors of Local Financial Corporation and its affiliates (collectively, the "Company"), who are primarily responsible for the management and growth of the Company's business and who are presently making and are expected to make substantial contributions to the Company's future management and growth, may be offered incentives in addition to those presently available, and may be stimulated by increased personal involvement in the fortunes and success of the Company to continue in its service, thereby advancing the interests of the Company and its shareholders. The word "affiliate," as used in the Plan, means any corporation in any unbroken chain of corporations beginning or ending with the Company, if at the time of the granting of an option, each corporation other than the last in that chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

         2.       ADMINISTRATION

                  The following provisions shall govern the administration of the Plan:

                           (a) BOARD OR COMMITTEE ADMINISTRATION. The Plan shall be administered by the Board of Directors which may delegate its administrative powers and authority under the Plan, in whole or in part, to one or more duly appointed committees of the Board (including a committee described in Subsection 2(b) below). The Board of Directors may from time to time remove members from or add members to the committee. Vacancies on the committee, however caused, shall be filled by the Board of Directors. The Board of Directors may designate a Chairman and Vice-Chairman of the committee from among the committee members. Acts of the committee (i) approved at a meeting, held at a time and place and in accordance with rules adopted by the committee, at which a quorum of the committee is present and acting, or (ii) otherwise reduced to and approved in writing by all members of the committee, shall be the valid acts of the committee.

                           (b) SPECIAL RULE FOR OFFICERS AND DIRECTORS. The grant of options to employees who are officers or directors of the Company and to non-employee directors of the Company may be made by and all discretion with respect to the material terms of the options may be exercised by either (i) the Board of Directors, or (ii) a duly appointed committee of the Board composed solely of two or more non-employee directors having full authority to act in the matter. The term "non-employee directors" shall have the meaning set forth in Rule 16b-3 as promulgated by the Securities and Exchange Commission ("SEC") under section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as that rule may be amended from time to time, and as interpreted by the SEC ("Rule 16b-3").


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                           (c) DESIGNATION. The Board of Directors and any
         committee(s) referred to in Subsection 2(a) or 2(b) is referred to hereinafter as the "Committee," except where otherwise expressly provided or where the context requires otherwise.

                           (d) COMMITTEE POWERS. The Committee shall effect the grant of options under the Plan by execution of instruments in writing in a form approved by the Committee. Subject to the express terms and conditions of the Plan, the Committee shall have full power to construe the Plan and the terms of any option granted under the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan or options granted under the Plan and to make all other determinations necessary or advisable for the Plan's administration, including, without limitation, the power to:

                                    (i) determine which persons meet the
                  requirements of Section 3 hereof for selection as participants in the Plan;

                                    (ii) determine to whom of the eligible
                  persons, if any, options shall be granted under the Plan;

                                    (iii) establish the terms and conditions
                  required or permitted to be included in every option agreement or any amendments thereto, including whether options to be granted thereunder shall be "incentive stock options," as defined in section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified stock options not described in sections 422(b) or 423(a) of the Code;

                                    (iv) specify the number of shares to be
                  covered by each option;

                                    (v) determine the fair market value of
                  shares of the Company's common stock for any purpose under the Plan;

                                    (vi) take appropriate action to amend any
                  option hereunder, provided that no such action may be taken without the written consent of the affected optionee;

                                    (vii) cancel outstanding options and issue
                  replacement options therefor with the consent of the affected optionee; and

                                    (viii) make all other determinations deemed
                  necessary or advisable for administering the Plan.

The Committee's determination on the foregoing matters shall be conclusive.

         3.       ELIGIBILITY

                  The persons who shall be eligible to receive the discretionary grant of options under the Plan shall be those key employees, officers and directors of the Company (including directors of the Company who are not also employees of the Company) selected for participation by the


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Committee ("Eligible Persons"). Notwithstanding any other provision of the Plan, no Eligible Person shall be granted options to purchase more than an aggregate of eight hundred eleven thousand six hundred forty (811,640) shares of the Company's common stock under the Plan, as adjusted pursuant to Section 9.

         4.       THE SHARES

                  The shares of stock subject to options authorized to be granted under the Plan shall consist of two million one hundred thousand three hundred seventy (2,100,370) shares of the Company's $0.01 par value common stock (the "Shares"), or the number and kind of shares of stock or other securities which shall be substituted for the Shares or to which the Shares shall be adjusted as provided in Section 9 hereof. Upon the expiration or termination for any reason of an outstanding option under the Plan which has not been exercised in full, all unissued Shares thereunder shall again become available for the grant of options under the Plan. Shares which are (i) delivered by an optionee in payment of the exercise price of an option, or (ii) delivered by an optionee, or withheld by the Company from the Shares otherwise due upon exercise of an option, in satisfaction of applicable withholding taxes, shall again become available for the grant of options under the Plan.

         5.       INCENTIVE STOCK OPTION AGREEMENT TERMS AND CONDITIONS

                  Options granted to employees (but not to non-employee directors) under the terms and conditions of this Section 5 are intended to be incentive stock options (ISOs) under section 422 of the Code. Each incentive stock option granted under the Plan shall be authorized by action of the Committee and shall be evidenced by a written agreement in such form as the Committee shall from time to time approve, which agreement shall comply with and be subject to the following terms and conditions:

                           (a) EXERCISE PRICE. The exercise price of each incentive stock option shall be equal to or greater than one hundred percent (100%) of the fair market value of a Share of the Company on the date the option is granted; provided, however, that the exercise price of an incentive stock option granted to an individual who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, as determined under the stock ownership rules specified in Subsection 5(c), shall be equal to or greater than one hundred ten percent (110%) of the fair market value of a Share on the date the option is granted.

                           (b) DURATION OF OPTIONS. No incentive stock option shall be exercisable after the expiration of ten (10) years from the date on which that option is granted; provided, however, that no incentive stock option granted to an individual who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, as determined under the stock ownership rules specified in Subsection 5(c), shall be exercisable after the expiration of five (5) years from the date on which that option is granted.


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                           (c) DETERMINATION OF STOCK OWNERSHIP. For purposes of
         determining in Subsections 5(a) and 5(b) whether an employee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, an employee shall be considered as owning the stock owned, directly or indirectly, by or for his or her brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries. Stock with respect to which the employee holds an option shall not be counted for purposes of this determination.

                           (d) RIGHT TO EXERCISE. Each incentive stock option shall become exercisable and vest according to the terms and conditions established by the Committee and reflected in the written agreement evidencing the option. Each incentive stock option shall be subject to termination before its date exercised or its date of expiration as provided in Subsection 5(e).

                           (e) TERMINATIONS OF OPTIONS. If an optionee ceases to be an employee of the Company, his or her rights to exercise an incentive stock option then held shall be only as follows:

                  DEATH: If an optionee dies while he or she is employed by the Company, the optionee's estate shall have the right for a period of twelve (12) months after the date of death to exercise the option to the extent the optionee was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate. An optionee's "estate" shall mean the optionee's legal representative or any person who acquires the right to exercise an option by reason of the optionee's death.

                  DISABILITY: If an optionee's employment with the Company ends because the optionee becomes disabled, the optionee or his or her qualified representative (in the event of the optionee's mental disability) shall have the right for a period of twelve (12) months after the date on which the optionee's employment ends to exercise the option to the extent the optionee was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate.

                  RESIGNATION: If an optionee voluntarily resigns from the Company, the optionee shall have the right for a period of three (3) months after the date of resignation to exercise the option to the extent the optionee was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate.

                  TERMINATION FOR REASONS OTHER THAN CAUSE: If an optionee's employment is terminated by the Company for reasons other than "Cause," the optionee shall have the right for a period of three (3) months after the date of termination to exercise the option to the extent the optionee was entitled to exercise the option on that date, provided the date of exercise is in


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no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate. For the purpose of this clause, "Cause" shall mean that: the optionee is determined solely by the Committee to have committed an act of embezzlement, fraud, dishonesty, or breach of fiduciary duty to the Company, or to have deliberately disregarded the rules of the Company which resulted in loss, damage, or injury to the Company, or because the optionee has made any unauthorized disclosure of any of the secrets or confidential information of the Company, has induced any client or customer of the Company to break any contract with the Company, has induced any principal for whom the Company acts as agent to terminate the agency relationship, or has engaged in any conduct that constitutes unfair competition with the Company. If an optionee's employment is terminated by the Company for "Cause," as that term is defined above, then, and in that event, all rights of the optionee in an incentive stock option granted to optionee hereunder, to the extent that it has not been previously exercised, shall terminate on the date the optionee's employment is so terminated for "Cause."

                  OTHER REASONS: If an optionee's employment with the Company ends for any reason not mentioned above in this Subsection 5(e), all rights of the optionee in an incentive stock option, to the extent that it has not been exercised, shall terminate on the date the optionee's employment ends.

                           (f) NOTICE OF SALE. If an optionee sells or otherwise disposes of any Shares acquired upon exercise of an incentive stock option, the optionee shall give the Company notice of the sale or disposition within five (5) days thereafter.

                           (g) LIMIT ON EXERCISE OF INCENTIVE STOCK OPTIONS. To the extent that the aggregate fair market value (determined as of the time the option is granted) of the Stock with respect to which incentive stock options are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its parent and subsidiary corporations) exceeds One Hundred Thousand Dollars ($100,000), the options shall be treated as options that are not incentive stock options.

         6.       NON-QUALIFIED STOCK OPTION AGREEMENT TERMS AND CONDITIONS

                  The options granted under the terms and conditions of this
Section 6 are Non-qualified stock options and are not intended to qualify as either a qualified stock option or an incentive stock option as those terms are defined by applicable provisions of the Code. Each Non-qualified stock option granted under the Plan shall be authorized by action of the Committee and shall be evidenced by a written agreement in such form as the Committee shall from time to time approve, which agreement shall comply with and be subject to the following terms and conditions:

                           (a) EXERCISE PRICE. The exercise price of each Non-qualified stock option shall be determined by the Committee at the time of grant.


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                           (b) DURATION OF OPTIONS. Each Non-qualified stock
         option shall be for a term determined by the Committee; provided, however, that the term of any option may not exceed ten (10) years.

                           (c) RIGHT TO EXERCISE. Each Non-qualified stock option shall become exercisable and vest according to the terms and conditions established by the Committee and reflected in the written agreement evidencing the option. As an additional condition to the exercise of the Non-qualified stock options, the Plan must be approved by the Company's shareholders prior to exercise. Each Non-qualified stock option shall be subject to termination before its date of expiration as provided in Subsection 6(d).

                           (d) TERMINATIONS OF OPTIONS. Unless otherwise specified by the Committee in an option agreement, if an optionee ceases to be an employee of the Company, his or her rights to exercise a Non-qualified stock option then held shall be only as follows:

                  DEATH: If an optionee dies while he or she is employed by the Company, the optionee's estate shall have the original term of the option (or such longer period as the Committee may determine at the date of grant or during the term of the option) after the date of death to exercise the option to the extent the optionee was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate. An optionee's "estate" shall mean the optionee's legal representative or any person who acquires the right to exercise an option by reason of the optionee's death.

                  DISABILITY: If an optionee's employment with the Company ends because the optionee becomes disabled, the optionee or his or her qualified representative (in the event of the optionee's mental disability) shall have the original term of the option (or such longer period as the Committee may determine at the date of grant or during the term of the option) after the date on which the optionee's employment ends to exercise the option to the extent the optionee was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate.

                  RESIGNATION: If an optionee voluntarily resigns from the Company, the optionee shall have the right for a period of twelve (12) months (or such longer period as the Committee may determine at the date of grant or during the term of the option) after the date of resignation to exercise the option to the extent the optionee was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate.

                  TERMINATION FOR REASONS OTHER THAN CAUSE: If an optionee's employment is terminated by the Company for reasons other than "Cause," the optionee shall have the right for a period of twelve (12) months (or such longer period as the Committee may determine at the date of grant or during the term of the option) after the date of termination to exercise the option to the extent the optionee was entitled to exercise the option on that date, provided the date of


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exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate. For the purpose of this clause, "Cause" shall mean that: the optionee is determined solely by the Committee to have committed an act of embezzlement, fraud, dishonesty, or breach of fiduciary duty to the Company, or to have deliberately disregarded the rules of the Company which resulted in loss, damage, or injury to the Company, or because the optionee has made any unauthorized disclosure of any of the secrets or confidential information of the Company, has induced any client or customer of the Company to break any contract with the Company, has induced any principal for whom the Company acts as agent to terminate the agency relationship, or has engaged in any conduct that constitutes unfair competition with the Company. If an optionee's employment is terminated by the Company for "Cause," as that term is defined above, then, and in that event, all rights of the optionee in a non-qualified stock option, to the extent that it has not been exercised, shall terminate on the date the optionee's employment is so terminated for "Cause."

                  OTHER REASONS: If an optionee's employment with the Company ends for any reason not mentioned above in this Subsection 6(d), all rights of the optionee in a Non-qualified stock option, to the extent that it has not been exercised, shall terminate on the date the optionee's employment ends (or such longer period as the Committee may determine at the date of grant or during the term of the said option).

                           (e) GROSS-UP BONUS. In conjunction with the granting of Non-qualified stock options, the Committee, in its sole discretion, may provide for a Gross-Up Bonus upon exercise, cancellation or cash out of such stock options to gross up the optionee for applicable taxes. The terms and conditions of the Gross-Up Bonus shall be set forth in the written agreement.

         7.       GRANTS TO NON-EMPLOYEE DIRECTORS

                  All options granted to non-employee directors shall be subject to the following terms and conditions:

                           (a) LIMITS. The aggregate amount of Shares (as adjusted pursuant to Section 9) subject to options granted to all non-employee directors as a group shall not exceed 5% of the Shares plus Shares underlying expired or terminated options that are added back to the number of Shares available under the Plan pursuant to
         Section 4.

                           (b) NON-QUALIFIED OPTIONS. All stock options granted to non-employee directors pursuant to the Plan shall be Non-qualified stock options.

                           (c) EXERCISE PRICE. The exercise price of each option granted to a non-employee director shall be determined by the Committee at the time of grant.

                           (d) DURATION OF OPTIONS. Each option granted to a non-employee director shall be for a term determined by the Committee; provided, however, that the term of any option may not exceed ten (10) years.


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                           (e) RIGHT TO EXERCISE. Each option granted to a
         non-employee director shall become exercisable and vest according to the terms and conditions established by the Committee and reflected in the written agreement evidencing the option. Each option granted to a non-employee director shall be subject to termination before its date of expiration as provided in Subsection 7(f).

                           (f) TERMINATIONS OF OPTIONS. If a non-employee director ceases to be a director of the Company, his or her rights to exercise an option then held shall be only as follows:

                  DEATH: If a non-employee director dies while he or she is serving on the Board of the Company, the director's estate shall have the right for a period of twelve (12) months (or such longer period as the Committee may determine at the date of grant or during the term of the option) after the date of death to exercise the option to the extent the director was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate. A director's "estate" shall mean the director's legal representative or any person who acquires the right to exercise an option by reason of the director's death.

                  DISABILITY: If a non-employee director's Board membership ends because the director becomes disabled, the director or his or her qualified representative (in the event of the director's mental disability) shall have the right for a period of twelve (12) months (or such longer period as the Committee may determine at the date of grant or during the term of the option) after the date on which the director's Board membership ends to exercise the option to the extent the director was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate.

                  RESIGNATION: If a non-employee director voluntarily resigns from the Company's Board, the director shall have the right for a period of twelve (12) months (or such longer period as the Committee may determine at the date of grant or during the term of the option) after the date of resignation to exercise the option to the extent the director was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate.

                  TERMINATION FOR REASONS OTHER THAN CAUSE: If a non-employee director's Board membership is terminated by the Company for reasons other than "Cause," the director shall have the right for a period of twelve (12) months (or such longer period as the Committee may determine at the date of grant or during the term of the option) after the date of termination to exercise the option to the extent the director was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate. For the purpose of this clause, "Cause" shall mean that: the director is determined by the Committee to have committed an act of embezzlement, fraud, dishonesty, or breach of fiduciary duty to the Company, or to have deliberately disregarded the rules of the Company which resulted in loss, damage, or injury to the


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Company, or because the director has made any unauthorized disclosure of any of the secrets or confidential information of the Company, has induced any client or customer of the Company to break any contract with the Company, has induced any principal for whom the Company acts as agent to terminate the agency relationship, or has engaged in any conduct that constitutes unfair competition with the Company.

                  OTHER REASONS: If a non-employee director's Board membership ends for any reason not mentioned above in this Subsection 7(f), all rights of the director in an option, to the extent that it has not been exercised, shall terminate on the date the director's Board membership ends.

         8.       ADDITIONAL TERMS AND CONDITIONS OF ALL OPTIONS

                  The following terms and conditions shall apply to all options granted pursuant to the Plan:

                           (a) EXERCISE OF OPTIONS. To the extent the right to purchase Shares has vested under an optionee's stock option agreement, options may be exercised from time to time by delivering payment therefor in cash, certified check, official bank check, or the equivalent thereof acceptable to the Company, together with written notice to the Company at the address specified in the written agreement evidencing the option. The written notice must identify the option or part thereof being exercised and specify the number of Shares for which payment is being tendered. An optionee may also exercise an option by the delivery and surrender of Shares which (i) have been owned by the optionee for at least six (6) months or for such other period as the Committee may require; and (ii) have an aggregate fair market value on the date of surrender equal to the exercise price. In addition, an option may be exercised by delivering to the Company (i) an exercise notice instructing the Company to deliver the certificates for the Shares purchased to a designated brokerage firm; and (ii) a copy of irrevocable instructions delivered to the brokerage firm to sell the Shares acquired upon exercise of the option and to deliver to the Company from the sale proceeds sufficient cash to pay the exercise price and applicable withholding taxes arising as a result of the exercise.

                  The Company is vested with authority to assist any employee to whom an option is granted under this Plan (including any director or officer of the Company or any of its subsidiaries who is also an employee) in the payment of the purchase price payable on the exercise of that option, by lending the amount of such purchase price to such employee on such terms and at such rates of interest and upon such security (or unsecured) as shall have been authorized by or under authority of the Board.

                  The Company shall deliver to the optionee, without transfer or issue tax to the optionee (or other person entitled to exercise the option), at the principal office of the Company, or such other place as shall be mutually acceptable, a certificate or certificates for the Shares acquired under the option dated the date the option was validly exercised; provided, however, that the time of delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any requirements of law.


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                           (b) TRANSFERABILITY OF OPTIONS AND SHARES. Each
         option shall be transferable only by will or the laws of descent and distribution and shall be exercisable during the optionee's lifetime only by the optionee, or in the event of disability, the optionee's qualified representative. Notwithstanding the foregoing, the Committee may grant non-qualified stock options that are transferable by the optionee to such optionee's children and immediate family members, whether directly or indirectly or by means of a trust or partnership or otherwise. In addition, in order for Shares acquired upon exercise of incentive stock options to receive the tax treatment afforded such Shares, the Shares may not be disposed of within two years from the date of the option grant nor within one year after the date of transfer of such Shares to the optionee.

                           (c) WITHHOLDING. The Company shall have the right to condition the issuance of Shares upon exercise of an option upon payment by the optionee of any applicable taxes required to be withheld under federal, state or local tax laws or regulations in connection with the exercise. To the extent permitted in an optionee's stock option agreement, an optionee may elect to pay such tax by (i) requesting the Company to withhold a sufficient number of Shares from the total number of Shares issuable upon exercise of the option or (ii) delivering a sufficient number of Shares which have been held by the optionee for at least six (6) months (or such other period as the Committee may require) to the Company. This election is subject to approval or disapproval by the Committee. The value of Shares withheld or delivered shall be the fair market value of the Shares on the date the exercise becomes taxable as determined by the Committee.

                           (d) FAIR MARKET VALUE OF SHARES. For any purposes under the Plan, fair market value per Share shall mean, where there is a public market for the Shares, the mean of the bid and asked prices (or the closing price if listed on a stock exchange or the NASDAQ National Market) of the Shares for the date of grant, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the NASDAQ Stock Market or the National Quotation Bureau). If this fair market value information is not available for the date of grant, then such information for the last preceding date for which it is available shall be considered as the fair market value.

                           (e) OTHER TERMS AND CONDITIONS. Options may also contain such other provisions, which shall not be inconsistent with any of the foregoing terms, as the Committee shall deem appropriate. No option, however, nor anything contained in the Plan, shall confer upon any optionee any right to continue in the employ or in the status as a director of the Company, nor limit in any way the right of the Company to terminate an optionee's employment at any time.

         9.       ADJUSTMENT OF, AND CHANGES IN, THE SHARES

                  (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding option, and the number of Shares which have been authorized for issuance under the Plan but as to which no options have yet been granted, as well as the price per Share covered by each outstanding option, shall


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         be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board of Directors, whose determination in that respect shall be final, binding, and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an option.

                  (b) DISSOLUTION, LIQUIDATION, SALE, OR MERGER. In the event of a proposed dissolution or liquidation of the Company, options outstanding under the Plan shall terminate immediately before the consummation of such proposed action. The Board will, in such circumstances, provide written notice to the optionees of the expected dates of termination of outstanding options and consummation of the proposed dissolution or liquidation.

                  In the event of a proposed Change of Control of the Company, as that term is defined below in this Paragraph 9(b), outstanding options may be assumed or equivalent options may be substituted by the successor corporation (or a parent or subsidiary of the successor corporation), unless the successor corporation does not agree to assume the options or to substitute equivalent options. If outstanding options are not to be assumed or substituted by equivalent options, all outstanding options shall terminate immediately before the consummation of the proposed Change of Control (subject to the actual consummation of the sale or merger) and the Company shall provide written notice to the optionees of the expected dates of termination of the options and consummation of the transaction. If the unexercised options are to be terminated pursuant to the foregoing sentence, all persons entitled to exercise any unexercised options then outstanding shall have the right, at such time prior to the consummation of the transaction causing such termination as the Company shall designate, to exercise any and all previously unexercised options, including those options that would not otherwise be currently exercisable. If the transaction is not consummated, unexercised options shall continue in accordance with the original terms of this Plan.

                  Notwithstanding the foregoing, the Committee may provide in the option grant that upon a proposed Change of Control, such option shall become fully vested and the difference between the fair market value of the underlying shares and the exercise price may be paid to the optionee in cancellation of such options, at the discretion of such optionee. Additionally, notwithstanding the foregoing, the Committee may also provide that upon a proposed Change of Control, that such option shall become fully vested and at optionee's election, in optionee's sole and absolute discretion, the optionee can choose either
         (i) to elect to receive the cash-out payment for his options in the manner provided in the preceding sentence, or (ii) to continue to retain his options as to the Shares of the Company's common stock pursuant to the terms and conditions of his grant, if the Company continues to have Shares of its common stock issued and outstanding after the effective date of the Change of Control, or

         (iii) to require the surviving, resulting or acquiring corporation, which has merged, consolidated or acquired the Company, to assume and agree to fully perform and pay all of Company's obligations to optionee under the terms and conditions of optionee's option grant and to substitute for the Company's Shares, which were otherwise the subject of such option grant, a proportionate amount (based on the fair market value of the Shares in relation to the fair market value of the shares of common stock of the surviving, resulting or acquiring corporation on the effective date of the Change of Control) of the shares of the surviving, resulting or acquiring corporation with such option to be at the same exercise price and otherwise on the same terms and conditions contained in the optionee's then existing option grant. Company shall take all necessary steps to assure that any surviving, resulting or acquiring corporation, as an express condition to, or requirement of, its merger, consolidation or acquisition of Company, expressly agree to assume and fully perform and pay all of the obligations of Company under any non-qualified stock option grant containing any of the immediately foregoing clauses (i) - (ii).

                  For all purposes under this Plan, the term "Change of Control" shall mean the occurrence of one of the following events to the Company or to the Bank, as that term is defined below:

                           (x) the consummation of any agreement of merger,
                  statutory share exchange or consolidation pursuant to which either the Company, or its wholly-owned subsidiary bank, Local Oklahoma Bank, N.A., a national banking association, with its principal offices in Oklahoma City, Oklahoma, or any successor entity thereto, or assign (the "Bank"), is merged or consolidated into, or all of the outstanding shares of the Company's or the Bank's common stock are acquired by, another corporation, partnership, limited liability company or limited liability partnership, or any other business entity; or

                           (y) another corporation or such other business entity
                  is merged or consolidated into the Company or the Bank in circumstances under which the outstanding shares of the Company's or the Bank's common stock are converted into or exchanged for cash or securities of another such corporation or entity which was not a wholly-owned subsidiary of the Company or the Bank at all times within one year prior to the said merger or consolidation; or

                           (z) (1) the consummation of a sale of fifty percent
                  (50%) or more of the issued and outstanding common stock of the Bank by the Company; or (2) fifty percent (50%) or more of the issued and outstanding common stock of the Company is acquired by ten or fewer persons (including corporations or any other form of business entity) acting in concert; or (3) the consummation of the sale of all or substantially all of the assets of the Bank by the Company or of the Company by the Bank.

                           (c) NOTICE OF ADJUSTMENTS, FRACTIONAL SHARES. To the extent the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive. No right to purchase fractional shares shall result from any adjustment in options pursuant to this Section 9. In case of any such adjustment, the shares subject to the option shall be rounded down to the nearest whole share. Notice of any adjustment shall be given by the Company to each holder of an option which was in fact so adjusted and the adjustment (whether or not notice is given) shall be effective and binding for all purposes of the Plan.

                  No adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance, except as provided in this Section 9.

                  Any issue by the Company of shares of stock of any class, or securities convertible into shares of any class, shall not affect the number or price of Shares subject to the option, and no adjustment by reason thereof shall be made. The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

         10.      AMENDMENT AND TERMINATION OF THE PLAN

                  The Board shall have complete power and authority to terminate or amend the Plan; provided, however, that the Board shall not, without the approval of the shareholders of the Company, amend the Plan in a manner that requires shareholder approval for continued compliance with Section 422 of the Code, any successor rules, or other regulatory authority. Except as provided in
Section 9, no termination, modification or amendment of the Plan may, without the consent of optionees to whom options were previously granted under the Plan, adversely effect the rights of those optionees. Any consent required by the preceding sentence may be obtained in any manner deemed appropriate by the Committee.

                  The Plan, unless sooner terminated, shall terminate on September 23, 2008, ten (10) years from the date the Plan was originally adopted by the Board. An option may not be granted under the Plan after the Plan is terminated.

         11.      EFFECTIVENESS OF THE PLAN

                  The Plan will become effective upon being adopted by the Company's Board of Directors.

         12.      INFORMATION TO OPTIONEES

                  The Company shall provide to each optionee during the period for which he or she has one or more outstanding options, copies of all annual reports and all other information which is provided to shareholders of the Company. The Company shall not be required to provide such information to key employees whose duties in connection with the Company assure their access to equivalent information.

         13.      PRIVILEGES OF STOCK OWNERSHIP AND SECURITIES LAW COMPLIANCE

                  No optionee shall be entitled to the privileges of stock ownership as to any Shares not actually issued and delivered to the optionee. The exercise of any option under the Plan shall be conditioned upon the registration of the Shares with the SEC and qualification of the options and underlying Shares under the Delaware securities laws, unless in the opinion of counsel to the Company registration or qualification is not necessary. The Company shall diligently endeavor to comply with all applicable securities laws before any options are granted under the Plan and before any Shares are issued pursuant to the exercise of such options.

         14.      STOCK APPRECIATION RIGHTS

                  If a stock option agreement so provides, an option granted under this Plan (herein sometimes referred to as the "Corresponding Option") may include the right (a "Stock Appreciation Right") to receive an amount equal to some or all of the excess of the fair market value (determined in a manner specified in the instrument evidencing the Corresponding Option) of the shares subject to unexercised portions of the Corresponding Option over the aggregate exercise price for such shares under the Corresponding Option as of the date the Stock Appreciation Right is exercised. The amount payable upon exercise of a Stock Appreciation Right may be paid in cash or in shares of the class then subject to the Corresponding Option (valued on the basis of their fair market value, determined as specified with respect to the measurement of the amount payable as aforesaid), or in a combination of cash and such shares so valued. No Stock Appreciation Right may be exercised in whole or in part (a) other than in connection with the contemporaneous surrender without exercise of such Corresponding Option, or the portion thereof that corresponds to the portion of the Stock Appreciation Right being exercised, or (b) except to the extent that the Corresponding Option or such portion thereof is exercisable on the date of exercise of the Stock Appreciation Right by the person exercising the Stock Appreciation Right, or (c) unless the class of stock then subject to the Corresponding Option is then publicly traded stock.

         15.      INDEMNIFICATION

                  To the extent permitted by applicable law in effect from time to time, no member of the Board or the Committee shall be liable for any action or omission of any other member of the Board or Committee nor for any act or omission on the member's own part, excepting only the member's own willful misconduct or gross negligence. The Company shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former director or member of the Committee in any action against such person (whether or not the Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a director or member of the Committee arising with respect to the Plan or administration thereof or out of membership on the Committee or by the Company, or all or any combination of the preceding; provided the director or Committee member was acting in good faith, within what such director or Committee member reasonably believed to have been within the scope of his or her employment or authority and for a purpose which he or she reasonably believed to be in the best interests of the Company or its shareholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. This section does not apply to any action instituted or maintained in the right of the Company by a shareholder or holder of a voting trust certificate representing shares of the Company. The provisions of this section shall apply to the estate, executor, administrator, heirs, legatees or devisees of a director or Committee member, and the term "person" as used in this section shall include the estate, executor, administrator, heirs, legatees or devisees of such person.


Date Original Plan Approved by the Board:              September 23, 1998

Date Amended Plan Approved by the Board:               January 27, 1999

Date Amended Plan Approved by Shareholders:            May 26, 1999

Date Amendment to Increase Number of Stock
Options Available Under Plan by 380,000
Shares to a Total of 2,100,370 Shares
Approved by the Board:                                 July 26, 2000

Date Amendment to Increase Available Stock
Options Under Plan to a Total of 2,100,370
Shares will be Submitted to the Shareholders
for their Approval:                                    2001 Annual Meeting of Shareholders


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